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                                                                   Exhibit 10.21


                     [LETTERHEAD OF KEYBANC CAPITAL MARKETS]

July 7, 2005

PERSONAL AND CONFIDENTIAL

BPI Industries, Inc.
30775 Bainbridge Rd.
Suite 200
Solon, Ohio 44139
Attention:  James G. Azlein, President

Dear Sir:

     We are pleased to confirm the arrangements under which KeyBanc Capital Markets, a division of McDonald Investments Inc. ("KBCM"), and Sanders Morris Harris, Inc. ("SMH" and, together with KBCM, the "Agents") have today been engaged by BPI Industries, Inc. (the "Company") to serve as placement agents in connection with the sale of securities of the Company, which may include: senior notes, subordinated notes, preferred stock or common stock of the Company, and if agreed upon by the Company, warrants to purchase shares of common stock of the Company. These securities, whether or not convertible into common stock of the Company, are referred to in this letter agreement as the "Placement Securities."

1. During the term of their engagement, the Agents will provide such financial advice and assistance in connection with this potential transaction as the Company may reasonably request, which may include assisting the Company in
     (a) structuring the sale of Placement Securities; (b) identifying and approaching parties that may have an interest in Placement Securities; (c) assisting the Company in the preparation of offering materials describing the Company and the proposed transaction; (d) coordinating the due diligence investigation of the Company by interested parties; (e) evaluating proposals from interested parties regarding Placement Securities; and (f) assisting the Company in negotiating the terms of the sale of Placement Securities. It is understood that assistance rendered by the Agents with respect to the offering of Placement Securities will be on a "reasonable efforts" basis, and no obligation on the part of either Agent to purchase any Placement Securities for its own account or for resale to third parties arises by virtue of this letter agreement.

2. The term of this letter agreement shall run for six months from the date of this letter agreement, and may be extended by the mutual written consent of all of the parties hereto, subject to the provisions set forth below in paragraph 13 of this letter agreement.

3. As consideration for their services, the Company agrees to (a) pay the Agents a fee in an amount equal to 8% of the aggregate purchase price paid by investors (the "Investors") for any Placement Securities sold during the term of this letter agreement in a placement contemplated by this letter agreement (the "Placement Fee"). In addition, the Company agrees to pay the Agents a Placement Fee if within six months following the termination of this engagement any Placement Securities are sold by the Company to any investor

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Mr. James G. Azlein
President
BPI Industries, Inc.
Page 2 of 5


     identified by either Agent or with whom either Agent had contact on behalf of the Company during the term of this letter agreement. Any such Placement Fee shall be paid in full in cash, to the Agents at the closing of any sale of Placement Securities giving rise to such Placement Fee.

4. In addition to any Placement Fee payable by the Company hereunder and regardless of whether any Placement Securities are sold by the Company, the Company shall reimburse the Agents for all reasonable travel, legal and other out-of-pocket expenses incurred in performing the services described herein. The initial cap on the expenses shall be $100,000 and that amount can be adjusted by mutual agreement of the Agents and the Company. In addition, the Company shall engage and pay all costs and fees associated with Schlumberger Data Consulting Services, independent petroleum engineers.

5. The company agrees to the provisions with respect to the Agents' indemnity and other matters set forth in Appendix A, which appendix is incorporated by reference into this letter agreement. Each of the Company and SMH also acknowledges that it has received and reviewed the Special Disclosure Statement of KeyCorp set forth in Schedule I, which schedule is incorporated by reference into this letter agreement.

6. The Company agrees to provide the Agents with all information concerning the Company that the Agents reasonably deem appropriate in connection with their engagement hereunder and will provide the Agents with access to the Company's officers, directors and advisors. The Company agrees to notify the Agents of any material adverse change, or development that may lead to a material adverse change, in the business, properties, operations or financial condition or prospects of the Company or in the Company's ability to affect the sale of Placement Securities. The Company shall also inform the Agents of any material events or developments concerning prospective material events that may come to the attention of the Company at any point during the term of this letter agreement. The Company agrees that all information concerning the Company furnished by or on behalf of the Company to the Agents or to any prospective investor will be true and accurate in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which such statements are made, not misleading. The Company acknowledges that the Agents will be using and relying upon the accuracy and completeness of the information supplied by the Company and its officers, directors and advisors in connection with its engagement hereunder without independent verification.

7. The Company agrees that any offering document delivered to potential investors in connection with the offer and sale of Placement Securities will include all information required to be provided to such investors under applicable securities laws and regulations; and no such document shall contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances

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Mr. James G. Azlein
President
BPI Industries, Inc.
Page 3 of 5

     under which they were made, not misleading; and the Company shall have responsibility for the accuracy and completeness of any such offering document.

8. The Company agrees to furnish to the Agents the name of each party (a) with which the Company has had discussions or contacts (either during the term of this letter agreement or within twelve months prior to the date of this letter agreement) concerning a possible investment in securities of the Company, and (b) of which the Company is aware had or currently has an interest (either during the term of this letter agreement or within twelve months prior to the date of this letter agreement) in entering into a possible investment in securities of the Company.

9. The Company agrees that (a) the Agents will be entitled to rely on the truth and accuracy of all representations and warranties made by it in any purchase agreement or other agreement or instrument entered into by the Company in connection with the transactions contemplated by this letter agreement and (b) it will use all reasonable efforts to cause any opinions of counsel to the Company and comfort or similar letters of the Company's accountants, in each case, that are delivered to any investor and relate to disclosure or securities law issues in connection with the transactions contemplated by this letter agreement also to be addressed and delivered to the Agents.

10. Each of the parties to this letter agreement acknowledges and agrees that its respective rights and obligations are contractual in nature. Each party disclaims any intention to impose fiduciary obligations on any other party by virtue of the engagement contemplated by this letter agreement. This letter agreement is solely for the benefit of KBCM, SMH, the Company, each of their respective officers, directors, employees and agents, and any person controlling them within the meaning of the Securities Act of 1933, as amended, and the respective legal representatives, successors and assigns of KBCM, SMH and the Company, and no other person shall acquire or have any right under or by virtue of this letter agreement.

11. As you know, McDonald Investments Inc. and SMH are full service securities firms and as such may from time to time effect transactions for their own accounts or the account of their customers, and they may hold positions in securities or options on securities of the Company.

12. No fee payable to any other financial advisor by the Company in connection with the subject matter of this engagement shall reduce or otherwise affect any fee payable hereunder to the Agents.

13. At any time at which both Agents are acting as placement agents hereunder, either Agent may resign as placement agent upon ten days' written notice to the Company and the other Agent. Upon any such resignation, the resigning Agent shall have no continuing rights, liabilities or obligations hereunder, except that the provisions of paragraph 4 and Appendix A of this letter agreement will survive any such resignation, and (b) this

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Mr. James G. Azlein
President
BPI Industries, Inc.
Page 4 of 5

     Agreement shall not terminate and the other Agents' rights, liabilities and obligations hereunder shall remain unchanged.

14. This letter agreement may be terminated with or without cause by the Agents, acting together, or the Company, in each case, upon ten days' written notice. Upon expiration of the term of this letter agreement or termination of this letter agreement, no party shall have any liability or continuing obligation to the other under the terms of this letter agreement, except that the provisions of paragraphs 3 and 4, and Appendix A of this letter agreement will survive any such expiration or termination.

15. The Company acknowledges that the Agents' due diligence investigation of the Company is ongoing and will continue for the duration of the engagement set forth herein. The Company further acknowledges that each Agent may resign as a placement agent hereunder or terminate this letter agreement pursuant to paragraphs 13 or 14 above, as applicable, based on information that comes to its attention during its due diligence investigation, including without limitation thorough discussions with one or more independent petroleum engineers and review of one or more reports of such independent petroleum engineers, which reports shall be satisfactory to each Agent in its sole discretion.

16. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION, CLAIM OR PROCEEDING (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS LETTER AGREEMENT, THE ENGAGEMENT OF THE AGENTS PURSUANT HERETO OR THE PERFORMANCE BY THE AGENTS OF THE SERVICES CONTEMPLATED BY THIS LETTER AGREEMENT.

17. The Company agrees that the Agents may publish, at their own expense, advertisements announcing the completion of the transaction and the Agents' role therein.

18. This letter agreement may not be amended or modified except in writing and shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to principles of conflicts of laws.

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Mr. James G. Azlein
President
BPI Industries, Inc.
Page 5 of 5


     If this letter accurately sets forth the understanding between us, please sign the enclosed copy of this letter below and return it to KBCM, at which time this letter will become a mutually binding obligation.



                                          Very truly yours,

                                          KeyBanc Capital Markets, a division of
                                          McDonald Investments, Inc.

                                          By: /s/ Richard Weber
                                              ________________________________


                                          Its: Managing Director
                                               _______________________________



                                          Sanders Morris Harris, Inc.

                                          By: /s/ Frederic L. Saalwachter
                                             _________________________________

                                          Its: Managing Director
                                               _______________________________

Agreed to as of the above date:
BPI Industries, Inc.

By: /s/ James G. Azlein
    _____________________________

Its: President
     ____________________________



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                                   Schedule I

                            MCDONALD INVESTMENTS INC.
                          SPECIAL DISCLOSURE STATEMENT

     McDonald Investments Inc. ("McDonald"), is a wholly-owned subsidiary of KeyCorp. McDonald is a broker/dealer registered with the Securities and Exchange Commission, and a member of the National Association of Securities Dealers, Inc. ("NASD"), the New York Stock Exchange ("NYSE") and the Securities Investor Protection Corporation ("SIPC").

     KeyCorp is also the parent of KeyBank National Association. McDonald is not a bank; it is a separate corporate entity from its affiliated bank subsidiaries of KeyCorp. The obligations of McDonald are not obligations of any of its affiliate banks, and none of the affiliated banks are responsible for, or guarantee, the securities sold, offered or recommended by McDonald. Except in certain specified circumstances, securities and other investment products sold, offered or recommended by McDonald are not bank deposits or obligations, and are not insured by the FDIC. McDonald will sell, as agent, banker's acceptances or CD's issues by its affiliate banks and by unaffiliated third party banks. The CD's that McDonald sells as agent are insured by the FDIC only to the extent that the FDIC insures the deposits of the issuing bank.

     McDonald's banking affiliates may be lenders to issuers of securities that McDonald underwrites or privately places, in which case the proceeds of securities offerings underwritten or privately placed may be used to repay those loans. Please refer to the relevant offering disclosure documents for a discussion of any such lending arrangement.

     You acknowledge that McDonald may share with any of its affiliates (including KeyBank) any information related to the transaction or any of the matters contemplated hereby. McDonald agrees to treat, and cause such affiliates to treat, all nonpublic information provided to it by you or any of your affiliates or advisors, as confidential information in accordance with customary banking industry practices.


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                                   Appendix A

In the event that McDonald Investments Inc. or Sanders Morris Harris, Inc. (each an "Agent" and together the "Agents") becomes involved in any capacity, other than as a plaintiff, in any action, proceeding or investigation brought by or against any person, including shareholders of BPI Industries, Inc. (the "Company") in connection with any matter related to the assignment described in this letter, the Company agrees to reimburse each Agent for its legal and other expenses (including the cost of any investigation and preparation) reasonably incurred in connection therewith; provided, however, that if it is finally judicially determined in any such action, proceeding or investigation that any loss, claim, damage or liability of such Agent has resulted from the gross negligence or bad faith of such Agent in performing the services which are the subject of this letter, such Agent shall repay such portion of the reimbursed amounts that is attributable to expenses incurred in relation to the act or omission of such Agent which is the subject of such finding. The Company also will indemnify and hold each Agent harmless against any losses, claims, damages or liabilities to any such person in connection with any matter related to the assignment described in this letter, except to the extent that any such loss, claim, damage or liability is finally judicially determined to have resulted from the gross negligence or bad faith of such Agent in performing the services that are the subject of this letter. If for any reason the foregoing indemnification is unavailable to an Agent or is insufficient to hold it harmless, then the Company shall contribute to the amount paid or payable by such Agent as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative economic interests of the Company on the one hand and such Agent on the other hand in the matters contemplated by this letter as well as the relative fault of the Company on the one hand and such Agent on the other hand with respect to such loss, claim, damage or liability and any other relevant equitable considerations; provided, however, that in no event shall such Agent be required to contribute any amounts in excess of the fees received by it hereunder. The Company shall be liable for any settlement of any claim against an Agent made with the Company's written consent, which consent shall not unreasonably be withheld, and neither the Company shall, without the prior written consent of such Agent, settle or compromise any claim or permit a default or consent to the entry of any judgment in respect thereof, unless such settlement, compromise or consent includes, as an unconditional term thereof, the giving by the claimant to such Agent of an unconditional release from any and all liability in respect of such claim. Each Agent shall have the right to retain counsel of its own choice to represent it in connection with any matter as to which the indemnity, expense reimbursement and contribution provisions apply. The reimbursement, indemnity and contribution obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliate of either Agent and their directors, agents, employees and controlling persons (if any), as the case may be, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, each Agent, any such affiliate and any such person. The indemnity obligations of the Company hereunder shall not extend to any affiliate of either Agent or any such affiliate to the extent that any loss, claim, damage or liability is finally judicially determined to have resulted from the gross negligence or bad faith of such Agent or any such other person in performing the services which are the subject of the letter. The Company also agrees that each Agent and its affiliates, directors, agents, employees and controlling persons shall have no liability to the Company or its shareholders, for or in connection with any matter referred to in this letter except to the extent that any losses, claims, damages, liabilities or


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expenses are finally judicially determined to have resulted from the gross negligence or bad faith of such Agent in performing the services that are the subject of this letter. The provisions of this Appendix A shall survive any termination or completion of the engagement provided by this letter agreement and this letter agreement shall be governed by and construed in accordance with the laws of the State of Ohio without regard to principles of conflicts of laws.